Exhibit 10.41

FIFTH AMENDMENT, dated as of June 28, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 31,2010 (as same may be further amended, restated, modified or otherwise supplemented, from time to time, the “Credit Agreement”) by and among ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ACETO REALTY LLC, a New York limited liability company, and RISING PHARMACEUTICALS, INC. (f/k/a Sun Acquisition Corp.), a Delaware corporation, jointly and severally, (each a “Company” and collectively the “Companies”), the LENDERS which from time to time are parties thereto (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders.

RECITALS

WHEREAS, the Companies have requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.         Amendments.

(a)          The table in the definition of the term “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

Category	Consolidated Adjusted Total Funded Debt to Consolidated EBITDA	ABR Margin (360 day basis)	LIBOR Margin	Unused Fee Rate
I	Less than 2.00:1.00	0.00%	1.75%	0.25%

II	Greater than or equal to 2.00:1.00 But less than 3.55:1.00	0.00%	2.25%	0.37%

III	Greater than or equal to 3.55:1.00	0.50%	3.00%	0.50%

(b)          The following definitions are hereby added to Section  1.01  of the Credit Agreement in their appropriate alphabetical order:

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance)

“UCP” shall mean the International Chamber of Commerce Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500 or any successor publication thereof.

(c)          The last sentence of Section 2.05(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“All Commercial Letters of Credit issued hereunder will, except to the extent otherwise expressly provided hereunder, be governed by the UCP. All Standby Letters of Credit issued hereunder will, except to the extent otherwise expressly provided hereunder, be governed by the ISP.”

(d)          The last sentence of Section 2.05(c)(iii) of the Credit Agreement is hereby deleted in its entirety.

(e)           Clause (a) of Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(a) if no Default or Event of Default shall have occurred and is then continuing or could occur as a result thereof, Aceto may make dividends and distributions to its shareholders not to exceed an aggregate amount equal to (i) $5,800,000, with respect to the four fiscal quarter period ending June 30, 2012, (ii) $7,100,000, with respect to the four fiscal quarter period ending September 30, 2012, (iii) $8,500,000, with respect to the four fiscal quarter period ending December 31, 2012, (iii) $7,100,000 with respect to the four fiscal quarter period ending March 31, 2013 or (iv) $5,800,000 with respect to the four fiscal quarter period ending June 30,2013 and for each subsequent period of four fiscal quarters thereafter,”

2.        Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by me Administrative Agent of (a) mis Amendment, duty executed by the Companies and the Lenders, (b) an Officer’s Certificate of the Companies, substantially in the form attached hereto as Exhibit 1 and (c) an amendment and reaffirmation with respect to the Security Agreement, substantially in the form attached hereto as Exhibit 2, duly executed by the Companies.

3.        Conforming Amendments.    The Credit Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

4.        Representations and Warranties. Each Company hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           After giving effect to this Amendment (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of me date hereof or shall result from after giving effect to this Amendment.

(b)           Each Company has the power to execute, deliver and perform this Amendment and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment.   No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment by any Company, other than registration, consents and approvals received prior to the date hereof and disclosed to the Lenders and which are in full force and effect.

(c)           The execution, delivery and performance by each Company of this Amendment and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment, (i) have been duly authorized by all requisite corporate or limited liability company action, and (ii) will not violate (A) any provision of law applicable to any Company, any rule or regulation of any Governmental Authority applicable to any Company or (B) the certificate of incorporation, by-laws, or articles of organization or operating agreement, as applicable, of any Company.

(d)           This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Companies are a party have been duly executed and delivered by each Company and constitutes a legal, valid and binding obligation of each Company enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

5.        Miscellaneous.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

6.        Reaffirmation.

Each Company hereby: (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Amendment, (i) all terms and provisions contained in the Security Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Administrative Agent for the benefit of the Lenders as security for the Companies’ obligations under the Notes, the Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment; (b) reaffirms and ratifies all the representations and covenants contained in each Security Document; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under any Security Document.

[the next page is the signature page]

IN WITNESS WHEREOF, the Companies, the Lenders and the Administrative Agent have caused this Waiver to be duly executed as of the day and year first above written.

ACETO CORPORATION		ACETO AGRICULTURAL
CHEMICALS CORPORATION

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

CDC PRODUCTS CORPORATION		ACCI REALTY CORP.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO PHARMA CORP.		ARSYNCO INC.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO REALTY LLC		RISING PHARMACEUTICALS, INC.
By: Aceto Corporation, its Sole Member		(f/k/a Sun Acquisition Corp.)

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent and as a Lender

		By:	/s/ Eileen Van der Waag
Name: Eileen Van der Waag
Title: Authorised Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

		By:	/s/ Thomas P Ryan
Name: Thomas P Ryan
Title: V P

Exhibit 1

OFFICER’S CERTIFICATE

I, Douglas Roth, do hereby certify that I am the Senior Vice President - Chief Financial Officer, Secretary and Treasurer of Aceto Corporation, a New York corporation (“Aceto”), and the Secretary and Treasurer of each of Aceto Agricultural Chemicals Corporation, a New York corporation, ACCI Realty Corp., a New York corporation, Arsynco, Inc., a New Jersey corporation, CDC Products Corporation, a New York corporation, Aceto Pharma Corp., a Delaware corporations and Rising Pharmaceuticals, Inc. (f/k/a Sun Acquisition Corp.) (with Aceto, collectively, the “Corporate Borrowers”) and pursuant to the First Amendment to Credit Agreement, dated as of the date hereof, by and among the Companies (as hereinafter defined), JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto (the “Amendment”), FURTHER CERTIFY THAT:

1.          Aceto is the sole member of Aceto Realty LLC, a New York limited liability company (“Aceto  Realty” and with the Corporate  Borrowers,  each a “Company” and collectively the “Companies”).

2.          The Certificate of Incorporation and By-laws of each Corporate Borrower and the Articles of Organization and Operating Agreement of Aceto Realty, each previously delivered to JPMorgan Chase Bank, N.A., as Administrative Agent for me Lenders, on December 31, 2010, have not been amended, modified, revoked or rescinded as of the date hereof;

2.          Each Company is duly formed, validly existing and in good standing in the state of its incorporation or formation, as the case may be, and has filed all statements and/or documents required by any governmental authority;

3.          Attached hereto as Exhibit A is a true and complete copy of the Resolutions adopted by the Board of Directors of each Corporate Borrower and by Aceto, as the sold member of Aceto Realty, duly adopted as of the date thereof, which resolutions are the only resolutions of the Board of Directors of such Company relating to the subject matter thereof and which Resolutions have not been amended, rescinded or revoked and are in full force and effect as of the date hereof;

IN WITNESS WHEREOF, I have signed this Certificate as of the 20 day of June, 2012.

/s/ Douglas Roth
Douglas Roth

THE UNDERSIGNED hereby confirms that Douglas Roth has been duly elected, is duly qualified and on the date hereof is an officer of each Company as set forth above and that the signature above is his genuine signature.

/s/ Steven S. Rogers
Steven S. Rogers
Title: Secretary/General Counsel

EXHIBIT A

RESOLVED, that in connection with the amendment (the “Amendment”) to the Credit Agreement, dated as of December 31, 2010 (as amended, restated, supplemented or modified, the “Credit Agreement), among Aceto Corporation, a New York corporation, Aceto Agricultural Chemicals Corporation, a New York corporation, ACCI Realty Corp., a New York corporation, Arsynco, Inc., a New Jersey corporation, CDC Products Corporation, a New York corporation, Aceto Pharma Corp., a Delaware corporations, Rising Pharmaceuticals, Inc. (f/k/a Sun Acquisition Corp.) and Aceto Realty, LLC (collectively, the “Companies”), the lenders party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent far the Lenders, any of the President, any Vice President, Chief Financial Officer, Secretary, Treasurer or any other officers or agents of this Corporation, and each of them, are hereby authorized, directed and empowered, either jointly or severally, for, on behalf of and in the name of this Corporation, to make, execute and deliver the Amendment to the Administrative Agent and the Lenders and any and all other agreements, documents and instruments with or in favor of the Administrative Agent or any of the Lenders and delivered in connection with the Credit Agreement and the Amendment; and

RESOLVED, that all actions heretofore taken and all documentation heretofore delivered by any of said officers and agents, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this Corporation in accordance with the respective terms and provisions thereof, and

RESOLVED, that each of the officers of the Corporation are hereby authorized and directed to execute and deliver any further certificates, instruments or documents, and take any further actions, in the name and on behalf of the Corporation, as may be required or contemplated under the Amendment, or any of the other agreements, documents and instruments delivered in connection therewith, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolutions.

RESOLVED, that each of the officers of the Corporation are hereby authorized, directed and empowered, either jointly or severally, for, on behalf of and in the name of this Corporation to do and perform all other acts and things from time to time deemed by any officer or agent of the Administrative Agent or any Lender or other person designated by the Administrative Agent or any Lender, necessary, convenient or proper to carry out, amend, modify or supplement the Credit Agreement or any of the Loan Documents (as such term is defined in the Credit Agreement) and the execution, delivery or performance thereof by any officer or agent of the Corporation shall be deemed conclusive evidence of the approval thereof by the Corporation.

Exhibit 2

Form of Amendment and Reaffirmation to Security Agreement

[see attached]

AMENDMENT AND REAFFIRMATION

AMENDMENT, dated as of June 28, 2012, with respect to the Security Agreement, dated as of December 31, 2010 (as amended, restated, supplemented or modified, from time to time, the “Security Agreement”), by and among Aceto Corporation, a New York corporation, Aceto Agricultural Chemicals Corporation, a New York corporation, CDC Products Corporation, a New York corporation, Aceto Pharma Corp., a Delaware corporation, ACCI Realty Corp., a New York corporation, Arsynco Inc., a New Jersey corporation, Aceto Realty LLC, a New York limited liability company and Rising Pharmaceuticals, Inc. (f/k/a Sun Acquisition Corp.), a Delaware corporation, jointly and severally, (each a “Grantor” and, collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the ratable benefit of the Credit Parties from time to time party to the Credit Agreement referred to below (in such capacity, the “Secured Party”).

RECITALS

The Grantors and the Secured Party have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Security Agreement as herein set form.

Accordingly, in consideration of the premises and of me mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.       Amendment. The Grantors and the Secured Party hereby agree that the definition of the term “Obligations” as set form in the definitions section of the Security Agreement is hereby amended and restated in its entirety to provide as follows:

“Obligations” (i) all obligations, liabilities and indebtedness of each Grantor to the Credit Parties, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, whether arising under or relating to this Agreement or any other Loan Document to which it is a party (including, without limitation, all obligations, liabilities and indebtedness with respect to the principal of and interest on the Loans and reimbursement of letters of credit) or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and interest that but for the filing of a petition in bankruptcy with respect to any Grantor would accrue on such obligations, whether or not a claim is allowed against such Grantor for such interest in the related bankruptcy proceeding, and all fees, costs, expenses and indemnity obligations of the Grantors to the Credit Parties hereunder, or under any other Loan Document, (ii) all obligations of each Grantor under each Hedging Agreement (as defined in the Credit Agreement) entered into with any Credit Party, and (iii) all Banking Services Obligations (as defined in the Credit Agreement) of the Grantors. The Obligations of the Companies are joint and several.

2.       Reaffirmation. Each Grantor hereby: (a) acknowledges and confirms that (i) all terms and provisions contained in the Security Agreement are, and shall remain, in full force and effect in accordance with their respective terms, (ii) the liens heretofore granted, pledged and/or assigned to the Secured Party as security for such Grantor’s obligations under the Security Agreement, me Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this letter, and (iii) all such liens and security interests shall be deemed granted, pledged and/or assigned to the Secured Party as security for all of the Grantor’s obligations and liabilities to the Secured Party, whether now existing or hereafter arising; (b) reaffirms and ratifies all the representations and covenants contained in the Security Agreement; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its respective obligations under the Security Agreement or the other Loan Documents to which it is a party.

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3.       Miscellaneous.

                    (a)          The execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of the Secured Party, nor constitute a waiver of any provision of the Security Agreement, the Credit Agreement or any other Loan Document, or any other documents, instruments and agreements executed and/or delivered thereunder or in connection therewith.

                    (b)          Capitalized terms not otherwise defined herein shall have the meanings given to them in the Security Agreement.

                    (c)          The Security Agreement shall remain in full force and effect in accordance with the terms thereof.

                    (d)          The amendment herein contained is limited specifically to the matter set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Security Agreement or any Default or Event of Defeult which may occur or may have occurred under the Security Agreement.

                    (e)          This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

                    (f)           This Amendment shall constitute a Loan Document.

[the next page is the signature page

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IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Amendment to be duly executed as of the day and year first above written.

ACETO CORPORATION		ACETO AGRICULTURAL
CHEMICALS CORPORATION

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

CDC PRODUCTS CORPORATION		ACCI REALTY CORP.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO PHARMA CORP.		ARSYNCO INC.

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Secretary/Treasurer		Title: Secretary/Treasurer

ACETO REALTY LLC		RISING PHARMACEUTICALS, INC.
By: Aceto Corporation, its Sole Member		(f/k/a Sun Acquisition Corp.)

By:	/s/ Douglas Roth	By:	/s/ Douglas Roth
Name: Douglas Roth		Name: Douglas Roth
Title: Chief Financial Officer		Title: Secretary/Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent

		By:	/s/ Eileen Van der Waag
Name: Eileen Van der Waag
Title: Authorised Officer

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